Exhibit 99.1


  Bristow Group Summarizes Financial Results for Its Fiscal 2006 Third Quarter


     HOUSTON--(BUSINESS WIRE)--Feb. 15, 2006--Bristow Group Inc. (NYSE:BRS), formerly Offshore Logistics, Inc., today summarized financial results for its fiscal third quarter ended Dec. 31, 2005, which were reported in its Form 10-Q filing dated Feb. 9, 2006.
     For the three months ended Dec. 31, 2005, net income was $13.4 million or $0.57 per diluted share on 23.6 million shares, compared to restated net income of $10.1 million or $0.43 per diluted share on 23.6 million shares for the three months ended Dec. 31, 2004. Revenues for the third quarter of fiscal 2006 totaled $192.3 million versus a restated $172.2 million for the same three-month period of fiscal 2005.
     For the nine months ended Dec. 31, 2005, net income was $40.0 million or $1.70 per diluted share on 23.6 million weighted average shares, compared to restated net income of $38.3 million or $1.65 per diluted share on 23.3 million shares for the nine months ended Dec. 31, 2004. Revenues for the first nine months of fiscal 2006 totaled $567.6 million versus a restated $503.2 million for the same nine-month period of fiscal 2005.
     Financial results for the three- and nine-month periods ended Dec. 31, 2004 were affected by restatements that reflect adjustments to accrue for liabilities and expenses identified in connection with the Company's internal review, to properly report customer reimbursables as revenues rather than offsetting such amounts against the related expenses, and to properly record expenses for severance benefits and payroll taxes associated with certain foreign subsidiaries. These matters are more fully discussed in the Dec. 31, 2005 Form 10-Q.
     At Dec. 31, 2005, the Company's consolidated balance sheet reflected $508.6 million in stockholders' investment, $129.1 million in cash and cash equivalents and $262.6 million of indebtedness.
     William E. Chiles, president and chief executive officer of Bristow Group Inc., said, "We are pleased to deliver improving financial results and our first 'on time' 10-Q filing in the past year, despite management's attention on winding up the previously reported internal reviews. These improvements coupled with other positive ongoing changes, including the recent addition to our management team, corporate re-branding as Bristow Group Inc., and the integration and consolidation of our business units, cause us to be optimistic about the company's future."

     Conference Call Scheduled

     Management will conduct a conference call starting at 5:00 p.m. EST (4:00 p.m. CST) on Feb. 16, 2006, to review financial results for the three and nine months ended Dec. 31, 2005. The conference call can be accessed as follows:

     Via Webcast:

     -- Visit Bristow Group's investor relations Web page at http://www.bristowgroup.com

     --   Click on the link for "FY2006 Third Quarter Conference Call"

     -- Webcast replay available approximately one hour after the call's completion

     Via Telephone within U.S.:

     --   Toll free 866-700-6067, passcode: 29146704

     -- A telephone replay will be available through March 16, 2006 by dialing toll free 888-286-8010, passcode: 90085903

     Via  Telephone outside the U.S.:

     --   Dial 617-213-8834, passcode: 29146704

     -- A telephone replay will be available through March 16, 2006 by dialing 617-801-6888, passcode: 90085903

     About Bristow Group Inc.

     Bristow Group Inc., formerly Offshore Logistics, Inc., is a major provider of helicopter transportation services to the oil and gas industry worldwide. Through its subsidiaries, affiliates and joint ventures, the Company provides transportation services in most oil and gas producing regions including the U.S. Gulf of Mexico and Alaska, the North Sea, Africa, Mexico, South America, Australia, Russia, Egypt and the Far East. Additionally, the Company is a leading provider of production management services for oil and gas production facilities in the U.S. Gulf of Mexico. The Company's Common Stock is traded on the New York Stock Exchange under the symbol BRS.

     Forward-Looking Statements Disclosure

     Statements contained in this news release that state the Company's or management's intentions, hopes, beliefs, expectations or predictions of the future are forward-looking statements. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company's SEC filings, including but not limited to the Company's annual report on From 10-K for the year ended March 31, 2005 and the Company's reports on Form 10-Q for the quarter ended Dec. 31, 2005. Bristow Group Inc. disclaims any intention or obligation to revise any forward-looking statements, including financial estimates, whether as a result of new information, future events or otherwise.


                       BRISTOW GROUP INC AND SUBSIDIARIES
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                    (In thousands, except per share amounts)
                                   (Unaudited)


                              Three Months Ended   Nine Months Ended
                                 December 31,         December 31,
                             -------------------- --------------------
                                2005      2004       2005      2004
                                       (Restated)           (Restated)

Operating revenues           $192,267   $172,167  $567,609   $503,195
Operating expenses:
   Direct costs               148,170    133,107   433,296    382,749
   Depreciation and
    amortization               10,653     10,790    32,160     31,820
   General and
    administrative             15,338     11,075    46,005     33,084
   Loss (gain) on disposal
    of assets                     374     (2,021)    1,276     (8,177)
                             --------- ---------- --------- ----------

                              174,535    152,951   512,737    439,476
                             --------- ---------- --------- ----------

    Operating income           17,732     19,216    54,872     63,719
Earnings from unconsolidated
 affiliates, net of losses      1,351      1,769     1,770      5,690
Interest income                   898        985     2,879      2,168
Interest expense               (3,903)    (4,056)  (11,288)   (11,970)
Other income (loss), net        2,296     (2,599)    4,308     (2,038)
                             --------- ---------- --------- ----------

    Income before provision
     for income taxes and
     minority interest         18,374     15,315    52,541     57,569
Provision for income taxes      4,984      5,146    12,453     18,924
Minority interest                  10        (61)      (84)      (299)

                             --------- ---------- --------- ----------
   Net income                 $13,400    $10,108   $40,004    $38,346
                             ========= ========== ========= ==========

Net income per common share:
  Basic                         $0.57      $0.43     $1.71      $1.67
                             ========= ========== ========= ==========
  Diluted                       $0.57      $0.43     $1.70      $1.65
                             ========= ========== ========= ==========

Weighted average common
 shares outstanding:
   Basic                       23,343     23,272    23,335     22,954
                             ========= ========== ========= ==========
   Diluted                     23,598     23,617    23,601     23,311
                             ========= ========== ========= ==========



                       BRISTOW GROUP INC. AND SUBSIDIARIES
                             SELECTED OPERATING DATA
                       (In thousands, except percentages)
                                   (Unaudited)


                              Three Months Ended   Nine Months Ended
                                 December 31,         December 31,
                             -------------------- --------------------
                                2005      2004       2005      2004
                             --------- ---------- --------- ----------
                                       (Restated)           (Restated)
Flight hours (excluding
 unconsolidated affiliates):
   Helicopter Services:
      North America            36,211     28,180   109,443     92,604
      South and Central
       America                  9,569      9,560    29,198     33,307
      Europe                    9,329      9,500    29,323     31,942
      West Africa               9,108      8,971    26,647     25,374
      Southeast Asia            3,117      3,341     8,844      8,850
      Other International       1,487        460     4,209      1,616
                             --------- ---------- --------- ----------
          Total                68,821     60,012   207,664    193,693
                             ========= ========== ========= ==========

                              Three Months Ended   Nine Months Ended
                                 December 31,         December 31,
                             -------------------- --------------------
                                2005      2004       2005      2004
                             --------- ---------- --------- ----------
                                       (Restated)           (Restated)
Operating revenue:
   Helicopter Services:
      North America           $56,869    $42,832  $170,570   $134,309
      South and Central
       America                 11,427     13,167    31,645     41,257
      Europe                   65,464     65,238   197,521    190,958
      West Africa              29,830     25,749    85,605     71,346
      Southeast Asia           15,789     14,990    44,197     39,533
      Other International       6,684      4,613    19,281     11,615
      Intrasegment
       eliminations            (9,545)    (7,550)  (28,151)   (23,628)
                             --------- ---------- --------- ----------
   Total Helicopter Services  176,518    159,039   520,668    465,390
   Production Management
    Services                   16,253     14,943    50,163     43,264
   Corporate                    4,245      2,445     9,836      7,590
   Intersegment eliminations   (4,749)    (4,260)  (13,058)   (13,049)
                             --------- ---------- --------- ----------
          Consolidated total $192,267   $172,167  $567,609   $503,195
                             ========= ========== ========= ==========

Operating income:
   Helicopter Services:
      North America            $8,785     $4,053   $33,160    $19,356
      South and Central
       America                  1,392      2,862     2,053      9,533
      Europe                    7,005      8,473    22,503     21,294
      West Africa               2,596      1,672     7,041      6,713
      Southeast Asia            1,701      1,791     2,785      3,858
      Other International       1,402         43     3,198       (634)
                             --------- ---------- --------- ----------
   Total Helicopter Services   22,881     18,894    70,740     60,120
   Production Management
    Services                    1,117      1,219     3,675      2,985
   Gain (loss) on disposal
    of assets                    (374)     2,021    (1,276)     8,177
   Corporate                   (5,892)    (2,918)  (18,267)    (7,563)
                             --------- ---------- --------- ----------
          Consolidated total  $17,732    $19,216   $54,872    $63,719
                             ========= ========== ========= ==========

Operating margin:
   Helicopter Services:
      North America              15.4%       9.5%     19.4%      14.4%
      South and Central
       America                   12.2%      21.7%      6.5%      23.1%
      Europe                     10.7%      13.0%     11.4%      11.2%
      West Africa                 8.7%       6.5%      8.2%       9.4%
      Southeast Asia             10.8%      11.9%      6.3%       9.8%
      Other International        21.0%       0.9%     16.6%     (5.5)%
   Total Helicopter Services     13.0%      11.9%     13.6%      12.9%
   Production Management
    Services                      6.9%       8.2%      7.3%       6.9%
          Consolidated total      9.2%      11.2%      9.7%      12.7%



                       BRISTOW GROUP INC AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (in thousands)


                                             December 31,  March 31,
                                                2005         2005
                                             ------------ ------------
                                             (Unaudited)
                                ASSETS
Current assets:
    Cash and cash equivalents                   $129,053     $146,440
    Accounts receivable                          154,906      133,839
    Inventories                                  149,804      140,706
    Prepaid expenses and other                    25,030       11,459
                                             ------------ ------------
        Total current assets                     458,793      432,444
Investments in unconsolidated affiliates          40,028       37,176
Property and equipment -- at cost:
    Land and buildings                            34,685       32,543
    Aircraft and equipment                       825,019      827,031
                                             ------------ ------------
                                                 859,704      859,574
Less: accumulated depreciation and
 amortization                                   (257,143)    (250,512)
                                             ------------ ------------
                                                 602,561      609,062
Goodwill                                          26,837       26,809
Other assets                                      45,090       44,085
                                             ------------ ------------
                                              $1,173,309   $1,149,576
                                             ============ ============
               LIABILITIES AND STOCKHOLDERS' INVESTMENT
Current liabilities:
    Accounts payable                             $41,757      $35,640
    Accrued liabilities                          122,356      101,904
    Deferred taxes                                 5,839       17,740
    Current maturities of long-term debt           4,548        6,413
                                             ------------ ------------
        Total current liabilities                174,500      161,697
Long-term debt, less current maturities          258,089      255,667
Other liabilities and deferred credits           160,443      164,728
Deferred taxes                                    67,501       69,977
Minority interest                                  4,186        4,514
Commitments and contingencies
Stockholders' investment:
    Common Stock, $0.01 par value,
     authorized 35,000,000 shares;
     outstanding 23,345,508 shares and
     23,314,708 shares at December 31 and
     March 31, respectively (exclusive of
     1,281,050 treasury shares)                      233          233
    Additional paid-in capital                   157,837      157,100
    Retained earnings                            429,719      389,715
    Accumulated other comprehensive loss         (79,199)     (54,055)
                                             ------------ ------------
                                                 508,590      492,993
                                             ------------ ------------
                                              $1,173,309   $1,149,576
                                             ============ ============



     CONTACT: Bristow Group Inc., Houston
              Investor Relations:
              Joe Baj, 713-267-7605